Exhibit 10.49
                           LOAN AND SECURITY AGREEMENT


         This LOAN AND SECURITY AGREEMENT (this "Agreement") dated September 30, 1999, between SILICON VALLEY BANK ("Bank") and OBJECT DESIGN, INC. ("Borrower"), provides the terms on which Bank shall lend to Borrower and Borrower shall repay Bank. The parties agree as follows:

         1    ACCOUNTING AND OTHER TERMS

         Accounting terms not defined in this Agreement shall be construed following GAAP. Calculations and determinations must be made following GAAP. The term "financial statements" includes the notes and schedules. The terms
"including"  and  "includes"   always  mean  "including  (or  includes)  without
limitation" in this or any Loan Document. Capitalized terms in this Agreement shall have the meanings set forth in Section 13. This Agreement shall be construed to impart upon Bank a duty to act reasonably at all times.

         2    LOAN AND TERMS OF PAYMENT

2.1 Credit Extensions. Borrower shall pay Bank the unpaid principal amount of all Credit Extensions and interest on the unpaid principal amount of the Credit Extensions as and when due in accordance with this Agreement.

    2.1.1  Revolving Advances.

     (a) Bank shall make Advances not exceeding the lesser of the Committed Revolving Line or the Borrowing Base. Amounts borrowed under this Section may be repaid and reborrowed during the term of this Agreement.

     (b) To obtain an Advance, Borrower must notify Bank by facsimile or telephone by 3:00 p.m. Eastern Time on the Business Day the Advance is to be made. Borrower must promptly confirm the notification by delivering to Bank the Payment/Advance Form attached as Exhibit B. Bank shall credit Advances to Borrower's deposit account. Bank may make Advances under this Agreement based on instructions from a Responsible Officer or his or her designee or without instructions if the Advances are necessary to meet Obligations which have become due. Bank may rely on any telephone notice given by a person whom Bank believes is a Responsible Officer or designee.
Borrower shall indemnify Bank for any loss Bank suffers due to that reliance.

          (c) The Committed Revolving Line terminates on the Revolving Maturity Date, when all Advances are immediately payable.

    2.1.2  Equipment Advances.

     (a) Through December 31, 1999, (the "Equipment Availability End Date"), Bank shall make advances ("Equipment Advance" and, collectively, "Equipment Advances") not exceeding the Committed Equipment Line. The Equipment Advances may only be used to purchase or refinance Equipment purchased after June 30, 1999, and may not exceed one hundred percent (100%) of the equipment invoice for such Equipment, excluding taxes, shipping, warranty charges, freight discounts and installation expense. Software may constitute up to twenty-five (25%) of the aggregate Equipment Advances.


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                  (b) Interest  accrues from the date of each Equipment  Advance at the per annum rate equal to the aggregate of the Prime Rate plus one quarter of one percent (0.25%) and is payable monthly until the Equipment Availability End Date occurs. Equipment Advances outstanding on the Equipment Availability End Date are payable in thirty six (36) equal monthly installments of principal, plus accrued interest, beginning thirty (30) days following the Equipment Availability End Date and ending on December 31, 2002, (the "Equipment Loan Maturity Date"). Equipment Advances when repaid may not be reborrowed.

     (c) To obtain an Equipment Advance, Borrower must notify Bank (the notice is irrevocable) by facsimile no later than 3:00 p.m. Eastern time one (1) Business Day before the day on which the Equipment Advance is to be made. The notice in the form of Exhibit B (Payment/Advance Form) must be signed by a Responsible Officer or designee and include a copy of the invoice for the Equipment being financed.

2.2 OVERADVANCES. If Borrower's Obligations under Section 2.1.1 exceed the lesser of either (i) the Committed Revolving Line or (ii) the Borrowing Base, Borrower must immediately pay in cash to Bank the excess.

2.3      INTEREST RATE; PAYMENTS.

     (a) INTEREST RATE. Advances accrue interest on the outstanding principal balance at a per annum rate equal to the Prime Rate. Unless specifically waived by the Bank in writing, after an Event of Default, and so long as an Event of Default is existing, Obligations accrue interest at three percent (3%) above the rate effective immediately before the Event of Default. The interest rate increases or decreases when the Prime Rate changes.
Interest is computed on a 360-day year for the actual number of days elapsed.

     (b) PAYMENTS. Interest is payable on the last day of each month. Bank may debit any of Borrower's deposit accounts including Account Number __________ for principal and interest payments or any amounts Borrower owes Bank. Bank shall notify Borrower when it debits Borrower's accounts. These debits are not a set-off. Payments received after 12:00 noon Eastern Time are considered received at the opening of business on the next Business Day. When a payment is due on a day that is not a Business Day, the payment is due the next Business Day and additional fees or interest accrue.

2.4      FEES.  Borrower shall pay to Bank:

     (a) Facility Fee. A fully earned, non-refundable facility fee of Twelve Thousand Five Hundred Dollars ($12,500.00) less the Five Thousand Dollars ($5,000.00) paid by Borrower to the Bank as a deposit due on the Closing Date; and

     (b) Bank Expenses. All Bank Expenses (including reasonable attorneys' fees and expenses incurred through and after the Closing Date when due.

         3    CONDITIONS OF LOANS

3.1 CONDITIONS PRECEDENT TO INITIAL CREDIT EXTENSION. Bank's obligation to make the initial Credit Extension is subject to the condition precedents that: (i) an accounts receivable audit of the Borrower by the Bank is satisfactory to the Bank, in its sole and absolute discretion, and (ii) Bank receives in form and substance satisfactory to Bank, the following:

     (a) this Agreement;

     (b) a certificate of the Secretary of Borrower with respect to articles, bylaws, incumbency and resolutions authorizing the execution and delivery of this Agreement;

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     (c) a  negative  pledge  agreement  covering  the  Borrower's  intellectual property;

     (d) an opinion of Borrower's counsel;

     (e) financing statements (Forms UCC-1);

     (f) insurance certificate;

     (g) payment of the fees and Bank Expenses then due specified in Section 2.4 hereof;

     (h)   Certificates   of  Good  Standing  and  Foreign   Qualification   (if
applicable);

     (i) Landlord's Consent; and

     (j) such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate;

3.2 CONDITIONS PRECEDENT TO ALL CREDIT EXTENSIONS. Bank's obligations to make each Credit Extension, including the initial Credit Extension, is subject to the following:

     (a) timely receipt of any Payment/Advance Form; and

     (b) the representations and warranties in Section 5 must be materially true on the date of the Payment/Advance Form and on the effective date of each Credit Extension and no Event of Default may have occurred and be continuing, or result from the Credit Extension. Each Credit Extension is Borrower's representation and warranty on that date that the representations and warranties in Section 5 remain true.

         4    CREATION OF SECURITY INTEREST

4.1 GRANT OF SECURITY INTEREST. Borrower grants Bank a continuing security interest in all presently existing and later acquired Collateral to secure all Obligations and performance of each of Borrower's duties under the Loan Documents. Any security interest shall be a first priority security interest in the Collateral. Bank may place a "hold" on any deposit account pledged as Collateral. If the Agreement is terminated, Bank's lien and security interest in the Collateral shall continue until Borrower fully satisfies its Obligations.

         5    REPRESENTATIONS AND WARRANTIES

         Borrower represents and warrants as follows:

5.1 DUE ORGANIZATION AND AUTHORIZATION. Borrower and each Subsidiary is duly existing and in good standing in its state of formation and qualified and licensed to do business in, and in good standing in, each state in which the conduct of its business or its ownership of property requires that it be qualified and its failure to so qualify would have a material adverse effect on Borrower's business or operations.

         The execution, delivery and performance of the Loan Documents have been duly authorized, and do not conflict with Borrower's organizational documents, nor constitute an event of default under any material agreement by which Borrower is bound. Borrower is not in default under any agreement to which or by which it is bound in which the default could cause a Material Adverse Change.

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5.2 COLLATERAL.  Borrower has good title to the Collateral, free of Liens except
Permitted Liens. The Eligible Accounts are bona fide, existing obligations, and the service or property has been performed or delivered to the account debtor or its agent for immediate shipment to and unconditional acceptance by the account debtor. Borrower has no notice of any actual or imminent Insolvency Proceeding of any account debtor whose accounts are an Eligible Account in any Borrowing Base Certificate.

5.3 LITIGATION. Except as shown in the Schedule, there are no actions or proceedings pending or, to Borrower's knowledge, threatened by or against Borrower or any Subsidiary in which an adverse decision could cause a Material Adverse Change.

5.4 NO MATERIAL ADVERSE CHANGE IN FINANCIAL STATEMENTS. All consolidated financial statements for Borrower and any Subsidiary delivered to Bank fairly present in all material respects Borrower's consolidated financial condition and Borrower's consolidated results of operations. There has not been any material deterioration in Borrower's consolidated financial condition since the date of the most recent financial statements submitted to Bank.

5.5 SOLVENCY. Borrower is able to pay its debts (including trade debts) as they mature.

5.6 REGULATORY COMPLIANCE. Borrower is not an "investment company" or a company "controlled" by an "investment company" under the Investment Company Act. Borrower is not engaged as one of its important activities in extending credit for margin stock (under Regulations T and U of the Federal Reserve Board of Governors). Borrower has complied with the Federal Fair Labor Standards Act. Borrower has not violated any laws, ordinances or rules, the violation of which reasonably be expected to cause a Material Adverse Change. None of Borrower's or any Subsidiary's properties or assets has been used by Borrower or any Subsidiary or, to the best of Borrower's knowledge, by previous Persons, in disposing, producing, storing, treating, or transporting any hazardous substance other than legally. Borrower and each Subsidiary has timely filed all required tax returns and paid, or made adequate provision to pay, all material taxes. Borrower and each Subsidiary has obtained all consents, approvals and authorizations of, made all declarations or filings with, and given all notices to, all government authorities that are necessary to continue its business as currently conducted.

5.7 SUBSIDIARIES. Borrower does not own any stock, partnership interest or other equity securities except for Permitted Investments.

5.8 FULL DISCLOSURE. No representation, warranty or other statement of Borrower in any certificate or written statement given to Bank contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained in the certificates or statements not misleading.

         6    AFFIRMATIVE COVENANTS

         Borrower shall do all of the following:

6.1 GOVERNMENT COMPLIANCE. Borrower shall maintain its and all Subsidiaries' corporate existence and good standing in its jurisdiction of incorporation and maintain qualification in each jurisdiction in which the failure to so qualify could have a material adverse effect on Borrower's business or operations.
Borrower shall comply, and have each Subsidiary comply, with all laws, ordinances and regulations to which it is subject, noncompliance with which could have a material adverse effect on Borrower's business or operations or cause a Material Adverse Change.

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6.2      FINANCIAL STATEMENTS, REPORTS, CERTIFICATES.

     (a) Borrower shall deliver to Bank: (i) as soon as available, but no later than twenty five (25) days after the last day of each quarter, a company prepared consolidated balance sheet and income statement covering Borrower's consolidated operations during the period, in a form acceptable to Bank and certified by a Responsible Officer; (ii) as soon as available, but no later than ninety (90) days after the end of Borrower's fiscal year, audited, consolidated financial statements prepared under GAAP, consistently applied, together with an unqualified opinion on the financial statements from an independent certified public accounting firm acceptable to Bank; (iii) within five (5) days of filing, copies of all statements, reports and notices made available to Borrower's security holders or to any holders of Subordinated Debt and all reports on Form 10-K, 10-Q and 8-K filed with the Securities and Exchange Commission; (iv) a prompt report of any legal actions pending or threatened against Borrower or any Subsidiary that could result in damages or costs to Borrower or any Subsidiary of One Hundred Thousand Dollars ($100,000.00) or more; and (v) budgets, sales projections, operating plans or other financial information Bank requests.

     (b) Within twenty five (25) days after the last day of each month while Obligations are outstanding, Borrower shall deliver to Bank a Borrowing Base Certificate signed by a Responsible Officer in the form of Exhibit C, with aged listings of accounts receivable (by invoice date).

     (c) Within twenty five (25) days after the last day of each quarter, Borrower shall deliver to Bank with the quarterly financial statements a Compliance Certificate signed by a Responsible Officer in the form of Exhibit D.

     (d) Bank has the right to audit Borrower's Accounts at Borrower's expense, but the audits shall be conducted no more often than once every twelve (12) months unless an Event of Default has occurred and is continuing.

6.3 TAXES. Borrower shall make, and cause each Subsidiary to make, timely payment of all material federal, state, and local taxes or assessments owing by Borrower and shall deliver to Bank, on demand, appropriate certificates attesting to such payments.

6.4 INSURANCE. Borrower shall keep its business and the Collateral insured for risks and in amounts, as Bank requests. Insurance policies shall be in a form, with companies, and in amounts that are reasonably satisfactory to Bank. All property policies shall have a lender's loss payable endorsement showing Bank as an additional loss payee and all liability policies shall show the Bank as an additional insured and all policies shall provide that the insurer must give Bank at least twenty (20) days notice before canceling its policy. At Bank's request, Borrower shall deliver certified copies of policies and evidence of all premium payments. Proceeds payable under any policy shall, at Bank's option, be payable to Bank on account of the Obligations, except, so long as no Event of Default has occurred and is continuing, Borrower shall have the option of applying the proceeds of any casualty policy up to One Hundred Thousand Dollars ($100,000.00) toward the replacement or repair of destroyed or damaged property; provided that (i) any such replaced or repaired property (a) shall be of equal or like value as the replaced or repaired Collateral and (b) shall be deemed Collateral in which Bank has been granted a first priority security interest and
(ii) after the occurrence and during the continuation of an Event of Default all proceeds payable under such casualty policy shall, at the option of the Bank, be payable to Bank on account of the Obligations.

6.5 PRIMARY ACCOUNTS. Borrower shall maintain its primary depository and an operating account with the Bank. After March 1, 2000, Borrower shall maintain its primary depository and all operating accounts with the Bank.

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6.6      FINANCIAL COVENANTS.

         Borrower shall maintain as of the last day of each quarter, unless otherwise noted:

     (a) Adjusted Quick Ratio. A ratio of Quick Assets to Current Liabilities minus Deferred Maintenance Revenue of at least 2.00 to 1.0.

     (b) Tangible Net Worth. A Tangible Net Worth of at least Twenty Million Dollars ($20,000,000.00).

         7    NEGATIVE COVENANTS

         Borrower shall not do any of the following without the Bank's written consent, which shall not be unreasonably withheld:

7.1 DISPOSITIONS. Convey, sell, lease, transfer or otherwise dispose of (collectively a "Transfer"), or permit any of its Subsidiaries to Transfer, all or any part of its business or property, other than a Transfer (i) of Inventory in the ordinary course of business; (ii) of non-exclusive licenses and similar arrangements for the use of the property of Borrower or its Subsidiaries in the ordinary course of business; or (iii) of worn-out or obsolete Equipment.

7.2 CHANGES IN BUSINESS, OWNERSHIP, MANAGEMENT OR BUSINESS LOCATIONS. Engage in or permit any of its Subsidiaries to engage in any business other than the businesses currently engaged in by Borrower or have a material change in its ownership or management. Borrower shall not, without at least thirty (30) days prior written notice to Bank, relocate its principal executive office or add any new offices or business locations.

7.3 MERGERS OR ACQUISITIONS. Merge or consolidate, or permit any of its Subsidiaries to merge or consolidate, with any other Person, or acquire, or permit any of its Subsidiaries to acquire, all or substantially all of the capital stock or property of another Person, if the purchase price for any such mergers or consolidations exceeds, in the aggregate, Two Million Dollars ($2,000,000.00) in any fiscal year, inclusive of all indebtedness assumed by the Borrower in connection therewith. Notwithstanding the foregoing, Borrower shall not merge or consolidate, or permit any of its Subsidiaries to merge or consolidate, with any other Person, or acquire, or permit any of its Subsidiaries to acquire, all or substantially all of the capital stock or property of another Person, unless (i) the Person is in the same business as the Borrower; (ii) no Event of Default has occurred and is continuing; and (iii) Borrower is the surviving legal entity, except where a Subsidiary of Borrower merges with a Person being acquired by the Borrower. A Subsidiary may merge or consolidate into another Subsidiary or into Borrower, provided Borrower is the surviving legal entity.

7.4 INDEBTEDNESS. Create, incur, assume, or be liable for any Indebtedness, or permit any Subsidiary to do so, other than Permitted Indebtedness.

7.5 ENCUMBRANCE. Create, incur, or allow any Lien on any of its property, or assign or convey any right to receive income, including the sale of any Accounts, or permit any of its Subsidiaries to do so, except for Permitted Liens, or permit any Collateral not to be subject to Bank's first priority security interest, subject only to Permitted Liens.

7.6 INVESTMENTS; DISTRIBUTIONS. (i) Directly or indirectly acquire or own any Person, or make any Investment in any Person, other than Permitted Investments, or permit any of its Subsidiaries to do so; or (ii) pay any dividends or make any distribution or payment or redeem, retire or purchase any capital stock.

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7.7  TRANSACTIONS  WITH  AFFILIATES.  Directly or indirectly enter or permit any material transaction with any Affiliate, except transactions that are in the ordinary course of Borrower's business, on terms no less favorable to Borrower than would be obtained in an arm's length transaction with a non-affiliated Person.

7.8 SUBORDINATED DEBT. Make or permit any payment on any Subordinated Debt, except under the terms of the Subordinated Debt, or amend any provision in any document relating to the Subordinated Debt, without Bank's prior written consent.

7.9 COMPLIANCE. Undertake as one of its important activities extending credit to purchase or carry margin stock, or use the proceeds of any Advance for that purpose; fail to meet the minimum funding requirements of ERISA, permit a Reportable Event or Prohibited Transaction, as defined in ERISA, to occur; fail to comply with the Federal Fair Labor Standards Act or violate any other law or regulation, if the violation could have a material adverse effect on Borrower's business or operations or cause a Material Adverse Change, or permit any of its Subsidiaries to do so.

         8    EVENTS OF DEFAULT

         Any one of the following is an Event of Default:8.1 PAYMENT DEFAULT. Borrower fails to pay any of the Obligations within three (3) days after their due date. During the additional period the failure to cure the default is not an Event of Default (but no Credit Extensions shall be made during the cure period);

8.2 COVENANT DEFAULT. Borrower does not perform any obligation in Section 6 or violates any covenant in Article 7 or does not perform or observe any other material term, condition or covenant in this Agreement, any Loan Documents, or in any agreement between Borrower and Bank and as to any default under a term, condition or covenant that can be cured, has not cured the default within thirty
(30) days after it occurs, or if the default cannot be cured within thirty (30) days or cannot be cured after Borrower's attempts in the thirty (30) day period, and the default may be cured within a reasonable time, then Borrower shall have additional time, (of not more than thirty (30) days) to attempt to cure the default. During the additional period the failure to cure the default is not an Event of Default (but no Credit Extensions shall be made during the cure period);

8.3 MATERIAL ADVERSE CHANGE. (i) A material impairment in the perfection or priority of Bank's security interest in the Collateral or in the value of such Collateral which is not covered by adequate insurance occurs; or (ii) Bank determines, based upon information available to it and in its reasonable judgment, that there is a reasonable likelihood that Borrower shall fail to comply with one or more of the financial covenants in Section 6 during the next succeeding financial reporting period;

8.4 ATTACHMENT. (i) Any material portion of Borrower's assets is attached, seized, levied on, or comes into possession of a trustee or receiver and the attachment, seizure or levy is not removed in thirty (30) days; (ii) Borrower is enjoined, restrained, or prevented by court order from conducting a material part of its business; (iii) a judgment or other claim becomes a Lien on a material portion of Borrower's assets; or (iv) a notice of lien, levy, or assessment is filed against any of Borrower's assets by any government agency and not paid within ten (10) days after Borrower receives notice. These are not Events of Default if stayed or if a bond is posted pending contest by Borrower (but no Credit Extensions shall be made during the cure period);

8.5 INSOLVENCY. (i) Borrower becomes insolvent; (ii) Borrower begins an Insolvency Proceeding; or (iii) an Insolvency Proceeding is begun against Borrower and not dismissed or stayed within forty five (45) days (but no Credit Extensions shall be made before any Insolvency Proceeding is dismissed);

8.6 OTHER AGREEMENTS. If there is a default in any agreement to which Borrower is a party with a third party or parties resulting in a right by such third party or parties, whether or not exercised, to accelerate the maturity of any
Indebtedness in an amount in excess of One Hundred Thousand Dollars ($100,000.00) or that could have a Material Adverse Effect;

8.7 JUDGMENTS. If a final judgment or judgments not subject to further appeal for the payment of money in an amount, individually or in the aggregate, of at least One Hundred Thousand Dollars ($100,000.00) shall be rendered against Borrower and shall remain unsatisfied and unstayed for a period of thirty (30) days (provided that no Credit Extensions will be made prior to the satisfaction or stay of such judgment);

8.8 MISREPRESENTATIONS. If Borrower or any Person acting for Borrower makes any material misrepresentation or material misstatement now or later in any warranty or representation in this Agreement or in any communication delivered to Bank or to induce Bank to enter this Agreement or any Loan Document.

         9    BANK'S RIGHTS AND REMEDIES

9.1 RIGHTS AND REMEDIES. When an Event of Default occurs and continues Bank may, without notice or demand, do any or all of the following:

     (a) Declare all Obligations immediately due and payable (but if an Event of Default described in Section 8.5 occurs all Obligations are immediately due and payable without any action by Bank);

     (b) Stop advancing money or extending credit for Borrower's benefit under this Agreement or under any other agreement between Borrower and Bank;


     (c) Settle or adjust disputes and claims directly with account debtors for amounts, on terms and in any order that Bank considers advisable;

     (d) Make any payments and do any acts it considers necessary or reasonable to protect its security interest in the Collateral. Borrower shall assemble the Collateral if Bank requests and make it available as Bank designates. Bank may enter premises where the Collateral is located, take and maintain possession of any part of the Collateral, and pay, purchase, contest, or compromise any Lien which appears to be prior or superior to its security interest and pay all expenses incurred. Borrower grants Bank a license to enter and occupy any of its premises, without charge, to exercise any of Bank's rights or remedies;

     (e) Apply to the Obligations any (i) balances and deposits of Borrower it holds, or (ii) any amount held by Bank owing to or for the credit or the account of Borrower;

     (f) Ship, reclaim, recover, store, finish, maintain, repair, prepare for sale, advertise for sale, and sell the Collateral; and

     (g) Dispose of the Collateral according to the Code.

9.2 POWER OF ATTORNEY. Upon the occurrence and during the continuance of an Event of Default, Borrower hereby irrevocably appoints Bank as its lawful attorney-in-fact to: (i) endorse Borrower's name on any checks or other forms of payment or security in respect of any of the Collateral; (ii) make, settle, and adjust all claims with respect to the Collateral under Borrower's insurance policies; and (iii) transfer the Collateral into the name of Bank or a third party as the Code permits. Borrower hereby appoints Bank its power of attorney to sign Borrower's name on any documents necessary to perfect or continue the

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perfection  of any security  interest  regardless of whether an Event of Default has occurred until all Obligations have been satisfied in full and Bank is under no further obligation to make Credit Extensions hereunder. Bank's foregoing appointment as Borrower's attorney in fact, and all of Bank's rights and powers, coupled with an interest, are irrevocable until all Obligations have been fully repaid and performed and Bank's obligation to provide Credit Extensions terminates.

9.3 ACCOUNTS COLLECTION. When an Event of Default occurs and continues, Bank may notify any Person owing Borrower money of Bank's security interest in the funds and verify the amount of the Account. Borrower must collect all payments in trust for Bank and, if requested by Bank, immediately deliver the payments to Bank in the form received from the account debtor, with proper endorsements for deposit.

9.4 BANK  EXPENSES.  If Borrower  fails to obtain  insurance  as required  under
Section 6.4 or to pay any amount or furnish any required proof of payment to third persons and the Bank, Bank may make all or part of the payment or obtain such insurance policies required in Section 6.4, and take any action under the policies Bank deems prudent. Any amounts paid by Bank as provided herein are Bank Expenses and are immediately due and payable, bearing interest at the then applicable rate and secured by the Collateral. No payments by Bank are deemed an agreement to make similar payments in the future or Bank's waiver of any Event of Default.

9.5 BANK'S LIABILITY FOR COLLATERAL. So long as the Bank complies with reasonable banking practices regarding the safekeeping of collateral, the Bank shall not be liable or responsible for: (a) the safekeeping of the Collateral;
(b) any loss or damage to the Collateral; (c) any diminution in the value of the Collateral; or (d) any act or default of any carrier, warehouseman, bailee, or other person. Borrower bears all risk of loss, damage or destruction of the Collateral.

9.6 REMEDIES CUMULATIVE. Bank's rights and remedies under this Agreement, the Loan Documents, and all other agreements are cumulative. Bank has all rights and remedies provided under the Code, by law, or in equity. Bank's exercise of one right or remedy is not an election, and Bank's waiver of any Event of Default is not a continuing waiver. Bank's delay is not a waiver, election, or acquiescence. No waiver is effective unless signed by Bank and then is only effective for the specific instance and purpose for which it was given.

9.7 DEMAND WAIVER. Borrower waives demand, notice of default or dishonor, notice of payment and nonpayment, notice of any default, nonpayment at maturity, release, compromise, settlement, extension, or renewal of accounts, documents, instruments, chattel paper, and guaranties held by Bank on which Borrower is liable.

         10   NOTICES

         All notices or demands by any party to this Agreement or any other related agreement must be in writing and be personally delivered or sent by an overnight delivery service, by certified mail, postage prepaid, return receipt requested, or by telefacsimile at the addresses listed at the beginning of this Agreement. Either Bank or Borrower may change its notice address by giving the other written notice.

                  If to Borrower:   Object Design, Inc.
                                    25 Mall Street
                                    Burlington, Massachusetts 01803
                                    Attn: Chief Financial Officer
                                    FAX: (781) 674-5415

                  If to Bank:       Silicon Valley Bank
                                    40 William Street
                                    Wellesley, Massachusetts 02481
                                    Attn: Jonathan Gray
                                    FAX: (781) 431-9906

                  with a copy to:   Riemer & Braunstein
                                    Three Center Plaza
                                    Boston, Massachusetts 02108
                                    Attn: David A. Ephraim, Esquire
                                    FAX: (617) 723-6831

         11   CHOICE OF LAW , VENUE AND JURY TRIAL WAIVER

         Massachusetts   law  governs  the  Loan  Documents  without  regard  to
principles of conflicts of law. Borrower and Bank each submit to the exclusive jurisdiction of the State and Federal courts in Suffolk County, Massachusetts.

         BORROWER AND BANK EACH WAIVE THEIR RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION ARISING OUT OF OR BASED UPON THIS AGREEMENT, THE LOAN DOCUMENTS OR ANY CONTEMPLATED TRANSACTION, INCLUDING CONTRACT, TORT, BREACH OF DUTY AND ALL OTHER CLAIMS. THIS WAIVER IS A MATERIAL INDUCEMENT FOR BOTH PARTIES TO ENTER INTO THIS AGREEMENT. EACH PARTY HAS REVIEWED THIS WAIVER WITH ITS COUNSEL.

         12   GENERAL PROVISIONS

12.1 SUCCESSORS AND ASSIGNS. This Agreement binds and is for the benefit of the successors and permitted assigns of each party. Borrower may not assign this Agreement or any rights or Obligations under it without Bank's prior written consent which may be granted or withheld in Bank's discretion. Bank has the right, without the consent of or notice to Borrower, to sell, transfer, negotiate, or grant participation in all or any part of, or any interest in, Bank's obligations, rights and benefits under this Agreement, the Loan Documents or any related agreement.

12.2 INDEMNIFICATION. Borrower hereby indemnifies, defends and holds the Bank and its officers, employees and agents harmless against: (a) all obligations, demands, claims, and liabilities asserted by any other party in connection with the transactions contemplated by the Loan Documents; and (b) all losses or Bank Expenses incurred, or paid by Bank from, following, or consequential to transactions between Bank and Borrower (including reasonable attorneys' fees and expenses), except for losses caused by Bank's gross negligence or willful misconduct.

12.3 TIME OF ESSENCE. Time is of the essence for the performance of all Obligations in this Agreement.

12.4 SEVERABILITY OF PROVISION. Each provision of this Agreement is severable from every other provision in determining the enforceability of any provision.

12.5 AMENDMENTS IN WRITING, INTEGRATION. All amendments to this Agreement must be in writing signed by both Bank and Borrower. This Agreement and the Loan Documents represent the entire agreement about this subject matter, and supersedes prior or contemporaneous negotiations or agreements.

All prior or contemporaneous agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Agreement and the Loan Documents merge into this Agreement and the Loan Documents.

12.6 COUNTERPARTS. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, are an original, and all taken together, are one Agreement.

12.7 SURVIVAL. All covenants, representations and warranties made in this Agreement continue in full force while any Obligations remain outstanding. The obligations of Borrower in Section 12.2 to indemnify Bank shall survive until all statutes of limitations for actions that may be brought against Bank have run.

12.8 CONFIDENTIALITY. In handling any confidential information, Bank shall exercise the same degree of care that it exercises for its own proprietary information, but disclosure of information may be made: (i) to Bank's subsidiaries or affiliates in connection with their present or prospective business relations with Borrower; (ii) to prospective transferees or purchasers of any interest in the Loans; (iii) as required by law, regulation, subpoena, or other order, (iv) as required in connection with Bank's examination or audit; and (v) as Bank considers appropriate in exercising remedies under this Agreement. Confidential information does not include information that either:
(a) is in the public domain or in Bank's possession when disclosed to Bank, or becomes part of the public domain after disclosure to Bank; or (b) is disclosed to Bank by a third party, if Bank does not know that the third party is prohibited from disclosing the information.

12.9 ATTORNEYS' FEES, COSTS AND EXPENSES. In any action or proceeding between Borrower and Bank arising out of the Loan Documents, the prevailing party shall be entitled to recover its reasonable attorneys' fees and other costs and expenses incurred, in addition to any other relief to which it may be entitled, whether or not a lawsuit is filed.

         13   DEFINITIONS

13.1     DEFINITIONS.

         "Accounts" are all existing and later arising accounts, contract rights, and other obligations owed Borrower in connection with its sale or lease of goods (including licensing software and other technology) or provision of services, all credit insurance, guaranties, other security and all merchandise returned or reclaimed by Borrower and Borrower's Books relating to any of the foregoing.

         "Advance" or "Advances" is a loan advance (or advances) under the Committed Revolving Line.

         "Affiliate" of a Person is a Person that owns or controls directly or indirectly the Person, any Person that controls or is controlled by or is under common control with the Person, and each of that Person's senior executive officers, directors, partners and, for any Person that is a limited liability company, that Person's managers and members.

         "Bank Expenses" are all audit fees and expenses and reasonable costs or expenses (including reasonable attorneys' fees and expenses) for preparing, negotiating, administering, defending and enforcing the Loan Documents (including appeals or Insolvency Proceedings).

         "Borrower's Books" are all Borrower's books and records including ledgers, records regarding Borrower's assets or liabilities, the Collateral, business operations or financial condition and all computer programs or discs or any equipment containing the information.

         "Borrowing Base" is fifty percent (50%) of Eligible Accounts, as determined by Bank from Borrower's most recent Borrowing Base Certificate.

         "Business Day" is any day that is not a Saturday, Sunday or a day on which the Bank is closed.

         "Closing Date" is the date of this Agreement.

         "Code" is the Massachusetts Uniform Commercial Code.

         "Collateral" is the property described on Exhibit A.

         "Committed Equipment Line is a Credit Extension of up to One Million Dollars ($1,000,000.00).

         "Committed Revolving Line" is a Credit Extension of up to Two Million Dollars ($2,000,000.00).

         "Contingent Obligation" is, for any Person, any direct or indirect liability, contingent or not, of that Person for (i) any indebtedness, lease, dividend, letter of credit or other obligation of another such as an obligation directly or indirectly guaranteed, endorsed, co-made, discounted or sold with recourse by that Person, or for which that Person is directly or indirectly liable; (ii) any obligations for undrawn letters of credit for the account of that Person; and (iii) all obligations from any interest rate, currency or commodity swap agreement, interest rate cap or collar agreement, or other agreement or arrangement designated to protect a Person against fluctuation in interest rates, currency exchange rates or commodity prices; but "Contingent Obligation" does not include endorsements in the ordinary course of business. The amount of a Contingent Obligation is the stated or determined amount of the primary obligation for which the Contingent Obligation is made or, if not determinable, the maximum reasonably anticipated liability for it determined by the Person in good faith; but the amount may not exceed the maximum of the obligations under the guarantee or other support arrangement.

         "Credit Extension" is each Advance, Equipment Advance, or any other extension of credit by Bank for Borrower's benefit.

         "Current Liabilities" are the aggregate amount of Borrower's Total Liabilities which mature within one (1) year, which shall include, without limitation, all obligations and liabilities of Borrower to Bank.

         "Deferred Maintenance Revenue" is all amounts received in advance of performance under maintenance contracts and not yet recognized as revenue.

         "Eligible Accounts" are Accounts in the ordinary course of Borrower's business that meet all Borrower's representations and warranties in Section 5.2; BUT Bank may change eligibility standards by giving Borrower thirty (30) days prior written notice. Unless Bank agrees otherwise in writing, Eligible Accounts shall not include:

     (a) Accounts that the account debtor has not paid within ninety (90) days of invoice date;

     (b) Credit balances over ninety (90) days from invoice date;

     (c) Accounts for which the account debtor does not have its principal place of business in the United States except for Eligible Foreign Accounts;

     (d) Accounts for which Bank reasonably determines collection to be doubtful.

         "Eligible Foreign Accounts" are Accounts for which the account debtor does not have its principal place of business in the United States but are: (1) covered by credit insurance satisfactory to Bank, less any deductible; or (2) supported by letter(s) of credit acceptable to Bank; or (3) that Bank approves in writing.

         "Equipment" is all present and future machinery, equipment, tenant improvements, furniture, fixtures, vehicles, tools, parts and attachments in which Borrower has any interest.

         "Equipment Advance" is defined in Section 2.1.2.

         "Equipment Availability End Date" is defined in Section 2.1.2.

         "Equipment Loan Maturity Date" is defined in Section 2.1.2.

         "ERISA" is the Employment Retirement Income Security Act of 1974, and its regulations.

         "GAAP" is generally accepted accounting principles.

         "Indebtedness" is (a) indebtedness for borrowed money or the deferred price of property or services, such as reimbursement and other obligations for surety bonds and letters of credit, (b) obligations evidenced by notes, bonds, debentures or similar instruments, (c) capital lease obligations and (d) Contingent Obligations.

         "Insolvency Proceeding" is any proceeding by or against any Person under the United States Bankruptcy Code, or any other bankruptcy or insolvency law, including assignments for the benefit of creditors, compositions, extensions generally with its creditors, or proceedings seeking reorganization, arrangement, or other relief.

         "Investment"   is  any  beneficial   ownership  of  (including   stock,
partnership interest or other securities) any Person, or any loan, advance or capital contribution to any Person.

         "Lien" is a mortgage, lien, deed of trust, charge, pledge, security interest or other encumbrance.

         "Loan Documents" are, collectively, this Agreement, any note, or notes executed by Borrower or Guarantor, and any other present or future agreement between Borrower and/or for the benefit of Bank in connection with this Agreement, all as amended, extended or restated.

         "Material Adverse Change " is defined in Section 8.3.

         "Obligations" are debts, principal, interest, Bank Expenses and other amounts Borrower owes Bank now or later, including letters of credit and foreign exchange contracts, if any, and including interest accruing after Insolvency Proceedings begin and debts, liabilities, or obligations of Borrower assigned to Bank.

         "Permitted Indebtedness" is:

         (a) Borrower's indebtedness to Bank under this Agreement or the Loan Documents;

         (b) Indebtedness existing on the Closing Date and shown on the Schedule;

         (c)  Subordinated Debt;

         (d) Indebtedness to trade creditors incurred in the ordinary course of business; and

         (e)  Indebtedness secured by Permitted Liens.

         "Permitted Investments" are:

         (a) Investments shown on the Schedule and existing on the Closing Date ;and

         (b) (i) marketable direct obligations issued or unconditionally guaranteed by the United States or its agency or any State maturing within 1 year from its acquisition, (ii) commercial paper maturing no more than 1 year after its creation and having the highest rating from either Standard & Poor's Corporation or Moody's Investors Service, Inc., and (iii) Bank's certificates of deposit issued maturing no more than 1 year after issue.

         "Permitted Liens" are:

          (a) Liens existing on the Closing Date and shown on the Schedule or arising under this Agreement or other Loan Documents;

         (b) Liens for taxes, fees, assessments or other government charges or levies, either not delinquent or being contested in good faith and for which Borrower maintains adequate reserves on its Books, IF they have no priority over any of Bank's security interests;

         (c) Purchase money Liens (i) on Equipment acquired or held by Borrower or its Subsidiaries incurred for financing the acquisition of the Equipment, or
(ii) existing on equipment when acquired, IF the Lien is confined to the property and improvements and the proceeds of the equipment;

         (d) Leases or subleases and licenses or sublicenses granted in the ordinary course of Borrower's business, IF the leases, subleases, licenses and sublicenses permit granting Bank a security interest;

         (e) Liens incurred in the extension, renewal or refinancing of the indebtedness secured by Liens described in (a) through (c), BUT any extension, renewal or replacement Lien must be limited to the property encumbered by the existing Lien and the principal amount of the indebtedness may not increase.

         "Person" is any individual, sole proprietorship, partnership, limited liability company, joint venture, company, trust, unincorporated organization, association, corporation, institution, public benefit corporation, firm, joint stock company, estate, entity or government agency.

         "Prime Rate" is Bank's most recently announced "prime rate," even if it is not Bank's lowest rate.

         "Quick Assets" is, on any date, the Borrower's consolidated, unrestricted cash, cash equivalents, net billed accounts receivable and investments with maturities of less than 12 months determined according to GAAP.

         "Responsible Officer" is the Chief Financial Officer of Borrower.

         "Revolving Maturity Date" is one (1) day prior to the one (1) year anniversary of the Closing Date.

         "Schedule" is any attached schedule of exceptions.

         "Subordinated Debt" is debt incurred by Borrower subordinated to Borrower's debt to Bank (pursuant a subordination agreement entered into between the Bank, the Borrower and the subordinating creditor).

         "Subsidiary" is for any Person, joint venture, or any other business entity of which more than fifty percent (50%) of the voting stock or other equity interests is owned or controlled, directly or indirectly, by the Person or one or more Affiliates of the Person.

         "Tangible Net Worth" is, on any date, the consolidated total assets of Borrower and its Subsidiaries MINUS, (i) any amounts attributable to (a) goodwill, (b) intangible items such as unamortized debt discount and expense, Patents, trade and service marks and names, Copyrights and research and development expenses except prepaid expenses, and (c) reserves not already deducted from assets, MINUS (ii) Total Liabilities, PLUS (iii) Subordinated Debt.

         "Total Liabilities" is on any day, obligations that should, under GAAP, be classified as liabilities on Borrower's consolidated balance sheet, including all Indebtedness, and current portion Subordinated Debt allowed to be paid, but excluding all other Subordinated Debt.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as a sealed instrument under the laws of the Commonwealth of Massachusetts as of the date first above written.

                                      OBJECT DESIGN, INC.


                                      __________________________________________

                                      By: /s/ Lacey Brandt
                                         ---------------------------------------

                                      TITLE: CHIEF FINANCIAL OFFICER

                                      SILICON VALLEY BANK d/b/a
                                      SILICON VALLEY EAST

                                      __________________________________________

                                      By________________________________________

                                      Title:____________________________________

                                      SILICON VALLEY BANK

                                      __________________________________________

                                      By________________________________________

                                      Title:____________________________________
                                            (Signed in Santa Clara, California)

                                    EXHIBIT A

         The Collateral consists of all right, title and interest of Borrower in and to the following:

         All goods, equipment, inventory, contract rights, general intangibles, accounts, documents, instruments, chattel paper, cash, deposit accounts, fixtures, letters of credit, investment property, and financial assets, whether now owned or hereafter acquired, wherever located; and

         All Borrower's Books relating to the foregoing and any and all claims, rights and interests in any of the above and all substitutions for, additions, attachments, accessories, accessions and improvements to and replacements, products, proceeds and insurance proceeds of any or all of the foregoing.

         The Collateral does not include:

Any copyright rights, copyright applications, copyright registrations and like protections in each work of authorship and derivative work, whether published or unpublished, now owned or later acquired; any patents, trademarks, service marks and applications therefor; any trade secret rights, including any rights to unpatented inventions, know-how, operating manuals, license rights and agreements and confidential information, now owned or hereafter acquired; or any claims for damages by way of any past, present and future infringement of any of the foregoing.

                                    EXHIBIT B

                   LOAN PAYMENT/ADVANCE TELEPHONE REQUEST FORM

              DEADLINE FOR SAME DAY PROCESSING IS 3:00 P.M., E.S.T.

TO:      CENTRAL CLIENT SERVICE DIVISION             DATE:______________________

Fax #:   (781) 431-0755                           TIME:______________




--------------------------------------------------------------------------------
                             CLIENT NAME (BORROWER)


REQUESTED BY:___________________________________________________________________
                            AUTHORIZED SIGNER'S NAME


AUTHORIZED SIGNATURE:___________________________________________________________


PHONE NUMBER:___________________________________________________________________


FROM ACCOUNT #_______________________  TO ACCOUNT #_____________________________


REQUESTED TRANSACITON TYPE                  REQUEST DOLLAR AMOUNT

PRINCIPAL INCREASE (ADVANCE)                                  $__________
PRINCIPAL PAYMENT (ONLY)                                         $__________
INTEREST PAYMENT (ONLY)                                       $__________
PRINCIPAL AND INTEREST (PAYMENT)                                 $__________


                               OTHER INSTRUCTIONS

All Borrower's representations and warranties in the Loan and Security Agreement are true, correct and complete in all material respects on the date of the telephone request for an Advance confirmed by this Borrowing Certificate; but those representations and warranties expressly referring to another date shall be true, correct and complete in all material respects as of that date.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  BANK USE ONLY


TELEPHONE REQUEST:


The following person is authorized to request the loan payment transfer/loan advance on the advance designated account and is known to me.

_______________________________________
     ____________________________________
       Authorized Requester                      Phone #

_______________________________________
     ____________________________________
       Received By (Bank)                        Phone #



______________________________________
Authorized Signature (Bank)


--------------------------------------------------------------------------------

                                    EXHIBIT C
                           BORROWING BASE CERTIFICATE

--------------------------------------------------------------------------------


Borrower:         Object Design, Inc.              Lender:   Silicon Valley Bank

Commitment Amount:         $2,000,000.00
--------------------------------------------------------------------------------


ACCOUNTS RECEIVABLE
1.       Accounts Receivable Book Value as of ____________________
         $_____________
2.       Additions (please explain on reverse)
         $_____________
3.       TOTAL ACCOUNTS RECEIVABLE
         $_____________

ACCOUNTS RECEIVABLE DEDUCTIONS (without duplication)
4.       Amounts over 90 days due
         $_____________
5.       Credit balances over 90 days
         $_____________
6.       Foreign Accounts
         $_____________
7.       Other (please explain on reverse)
         $_____________
8.       TOTAL ACCOUNTS RECEIVABLE DEDUCTIONS
         $_____________
9.       Eligible Accounts (#3 minus #8)
         $_____________
10.      LOAN VALUE OF ACCOUNTS (50% of #9)
         $_____________

BALANCES
11.      Maximum Loan Amount
         $2,000,000.00
12.      Total Funds Available [Lesser of #10 or #11]
         $_____________
13.      Present balance owing on Line of Credit
         $_____________
14.      RESERVE POSITION (#12 minus #13)
         $_____________

THE UNDERSIGNED REPRESENTS AND WARRANTS THAT THIS IS TRUE, COMPLETE AND CORRECT, AND THAT THE INFORMATION IN THIS BORROWING BASE CERTIFICATE COMPLIES WITH THE REPRESENTATIONS AND WARRANTIES IN THE LOAN AND SECURITY AGREEMENT BETWEEN THE UNDERSIGNED AND SILICON VALLEY BANK.


                                  BANK USE ONLY

COMMENTS:                                 Received by: _________________________
                                                          AUTHORIZED SIGNER
By: ______________________________
         Authorized Signer


                                          Date:_________________________________

                                          Verified: ____________________________
                                                         AUTHORIZED SIGNER

                                          Date:    _____________________________
                                          Compliance Status:    Yes       No

                                    EXHIBIT D
                             COMPLIANCE CERTIFICATE

TO:      SILICON VALLEY BANK

FROM:    OBJECT DESIGN, INC.

         The undersigned authorized officer of OBJECT DESIGN, INC certifies that under the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the "Agreement"), (i) Borrower is in complete compliance for the period ending _______________ with all required covenants except as noted below and (ii) all representations and warranties in the Agreement are true and correct in all material respects on this date. Attached are the required documents supporting the certification. The Officer certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) consistently applied from one period to the next except as explained in an accompanying letter or footnotes. The Officer acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered.

         Please indicate compliance status by circling Yes/No under "Complies" column.

Reporting Covenant                      Required                       Complies

Financial  statements            Quarterly  within  25 days             Yes  No
Annual  (CPA Audited)            FYE  within 90 days                    Yes  No
10-Q,  10-K and 8-K              Within 5 days after filing with SEC    Yes  No
No A/R Agings and                Monthly within 25 days*                Yes  No
Borrowing Base Cert.

Financial Covenant               Required           Actual             Complies

Maintain on a Quarterly  Basis:
  Minimum Adjusted Quick Ratio    2.00:1.0          _____:1.0         Yes   No
  Minimum Tangible Net Worth    $20,000,000.00     $________          Yes   No


*While Obligations are outstanding.

Comments Regarding Exceptions:  See Attached.               BANK USE ONLY

Sincerely,                                        Received by: _________________
                                                               AUTHORIZED SIGNER
__________________________________
SIGNATURE                                         Date:    _____________________
__________________________________
TITLE                                             Verified: ____________________
__________________________________                           AUTHORIZED SIGNER
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